Exhibit 10.2

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

THIRD AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

THIS THIRD AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “Third Amendment”) is made and entered into as of August 5, 2016 (“Amendment Date”) by and between CEDARS-SINAI MEDICAL CENTER, a California nonprofit public benefit corporation (“CSMC”) and CAPRICOR, INC., a Delaware corporation (“Licensee”), under the following circumstances:

A.	CSMC and Licensee entered into an exclusive License Agreement dated May 5, 2014, as amended by a First Amendment dated February 27, 2015 and a Second Amendment dated June 10, 2015 (the “License Agreement”). The License Agreement pertains to technologies related to exosomes.

B.	CSMC subsequently filed U.S. provisional patent application […***…].

C.	The parties desire to amend the License Agreement as further described herein to incorporate rights to U.S. patent application […***…].

D.	Rights to U.S. patent application […***…] are being licensed by CSMC to Licensee in that certain Second Amendment to Amended and Restated Exclusive License Agreement (“CDCs Second Amendment”) executed concurrently herewith.

E.	It is the intent of the parties that all rights embodied in U.S. patent application […***…] are licensed from CSMC to Licensee through the combination of this Third Amendment and the CDCs Second Amendment.

F.	The parties also desire to amend the License Agreement as further described herein to add rights to U.S. provisional patent application […***…], and to all subsequent applications that claim priority thereto.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the License Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.        Defined Terms. Terms not otherwise defined herein shall have the meaning ascribed to them in the License Agreement.

2.        Amendment to the License Agreement.

(a)        The parties acknowledge and agree that the following PCT application is hereby added to Item No. 7 on Revised Schedule A (Patent Rights) to the License Agreement:

“[…***…]”

(b)        All rights pertaining to exosomes, including their use in treatment of heart failure with preserved ejection fraction, encompassed within the following U.S. Patent Application number are hereby added to Revised Schedule A (Patent Rights) to the License Agreement:

“8.

[…***…]”

(c)        In connection with the application referenced in Section 2(b) hereof, within thirty (30) days of the Amendment Date, Licensee shall pay to CSMC the following non-refundable amounts:

(i)        An upfront fee in the amount of two thousand five hundred U.S. dollars ($2,500); and

(ii)      The unreimbursed costs, including attorney’s fees and filing fees, actually incurred to date in the preparation and/or prosecution of the above-referenced patent application, which amounts to a total of $7,992.60 as of the Amendment Date.

(d)        The following patent application is hereby added to Revised Schedule A (Patent Rights) to the License Agreement:

“9.

[…***…]”

(e)        Within thirty (30) days of the Amendment Date, Licensee shall pay to CSMC the unreimbursed costs, including attorney’s fees and filing fees, actually incurred to date by CSMC in the preparation and/or prosecution of the patent applications referenced in Section 2(d) hereof, which amount to a total of $8,000 as of the Amendment Date (and which amount shall be non-refundable).

3.        Other Provisions. This Amendment is a revision to the License Agreement only, it is not a novation thereof. Except as otherwise provided herein, the terms and conditions of the License Agreement shall remain in full force and effect.

4.        Further Assurances. Each of the parties hereto shall execute such further documents and instruments and do all such further acts as may be necessary or required in order to effectuate the intent and accomplish the purposes of this Amendment.

5.        Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

*       *       *       *       *

IN WITNESS WHEREOF, the parties have executed this Third Amendment to Exclusive License Agreement as of the day and year first above written.

Dated: August 2, 2016	CAPRICOR, INC.

	By:	/s/ Karen Krasney
		Name:	Karen Krasney, Esq.
		Title:	Executive Vice President,
General Counsel

Dated: August 5, 2016	CEDARS-SINAI MEDICAL CENTER

	By:	/s/ James D. Laur, Esq.
		Name:	James D. Laur, Esq.
		Title:	Vice President,
Legal & Technology Affairs

	By:	/s/ Edward M. Prunchunas
		Name:	Edward M. Prunchunas
		Title:	Executive Vice President,
Finance & Chief Financial Officer